BLACKROCK FUNDSSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated December 14, 2020 to the Mischler Financial Group Shares

Prospectus of the Fund (the “Prospectus”) dated November 27, 2020

Effective immediately, the Prospectus is amended as follows:

The fourth paragraph in the section of the Prospectus entitled “Fund Overview—Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

To purchase or sell shares of the Fund you should contact your Financial Intermediary, contact the Fund by phone at (800) 441-7450, use Mischler Financial Group’s internet-based order entry system or another order entry system, or use such other electronic means as the Fund agrees to in its sole discretion with your Financial Intermediary. You have until the close of the federal funds wire (normally 6:00 p.m. Eastern time) to get your purchase money in to the Fund on the day of your purchase or your purchase order will be cancelled.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Buy Shares” the first paragraph in the chart under “Initial Purchase—Have your Financial Intermediary submit your purchase order” is deleted in its entirety and replaced with the following:

Purchase orders received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 2:45 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:00 p.m. (Eastern time)) you will receive that day’s dividends. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after 2:30 p.m. (Eastern time) will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when Mischler Financial Group’s internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Buy Shares” the first two paragraphs in the chart under “Add to Your Investment—Or contact BlackRock (for accounts held directly with BlackRock)” are deleted in their entirety and replaced with the following:

Purchase by Internet: Purchase orders may be placed through Mischler Financial Group’s internet-based order entry program or another internet-based order entry program.

Certain clients’ purchase orders placed prior to the close of business will be priced at the NAV determined that day. Purchase orders placed after 2:30 p.m. (Eastern time) will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders trading on Mischler Financial Group’s internet-based order entry program may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason. Limits on amounts that may be purchased via Internet may vary. Please contact BlackRock or Mischler Financial Group for more information.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares” the last sentence of the first paragraph in the chart under “Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order” is deleted in its entirety and replaced with the following:

Redemption orders placed after 2:30 p.m. (Eastern time) will not be transmitted by Mischler Financial Group’s internet-based order entry program.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares” the “Redeem by Internet” paragraph in the chart under “Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is deleted in its entirety and replaced with the following:

Redeem by Internet: You may redeem in your account through Mischler Financial Group’s internet-based order entry program or another internet-based order entry program. Proceeds from internet redemptions may be sent via wire to the bank account of record. Redemption orders placed after 2:30 p.m. (Eastern time) on Mischler Financial Group’s internet-based order entry program will not be transmitted by the program. Account holders trading in Mischler Financial Group’s internet-based order entry program may transmit their trades during the next time window internet-based trading resumes. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PRO-LEAF-MFG-1220SUP

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